EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO,
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of 1-800-FLOWERS.COM, Inc. (the "Company") on Form 10-Q for the quarterly period ended March 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James F. McCann, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 13, 2003                      /s/ James F. McCann
                                             James F. McCann
                                             Chairman and Chief Executive
                                             Officer